Exhibit 99.1

News Release

L.B. Foster Company Expands and Extends Credit Agreement on More Favorable Terms

PITTSBURGH, PA, August 16, 2021 – L.B. Foster Company (the "Company") (NASDAQ: FSTR), a leading provider of products and services for the rail industry and solutions to support critical infrastructure projects, today announced that on August 13, 2021, it entered into a Fourth Amended and Restated Credit Agreement (“Credit Agreement”) to, among other considerations, extend the facility maturity date to August 13, 2026, increase borrowing capacity to $130 million, improve pricing, and provide a more accommodating covenant package. The Credit Agreement is available for working capital financing, capital expenditures, issuance of letters of credit, permitted acquisitions, and general corporate purposes.

John Kasel, President and Chief Executive Officer, said, "We are very pleased with the outcome of the credit agreement negotiations. The agreed terms reduce our current cost of borrowing by approximately 200 basis points and greatly increase the financial flexibility needed to execute our strategy. We are encouraged by the significant growth opportunities emerging in our core served markets, in particular the demand for technologies that enable the digital railway, as well as precast concrete and transportation infrastructure. This credit facility provides the funding needed to avail ourselves of those opportunities. I want to thank Bill Thalman, our Chief Financial Officer, and the L.B. Foster finance and legal teams for their efforts in completing this important initiative. I also want to recognize and thank our banking partners for their ongoing confidence in the long-term growth potential of L.B. Foster."

The Company’s five-bank syndicate is led by PNC Bank, N.A. as Administrative Agent, with Citizens Bank, N.A. and Wells Fargo Bank N.A. as Co-Syndication Agents, and Bank of America and BMO Harris Bank, N.A. as participants. Additional information concerning the revolving credit facility can be found in the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2021.

About L.B. Foster Company
L.B. Foster Company and its subsidiaries provide products and services for the rail industry and solutions to support critical infrastructure projects. The Company’s innovative engineering and product development solutions address the safety, reliability, and performance of its customers’ challenging requirements. The Company maintains locations in North America, South America, Europe, and Asia. For more information, please visit www.lbfoster.com.
This release may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements provide management's current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this earnings release are based on management's current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to our strategy, goals, projections, and plans regarding our financial position, liquidity, capital resources, and results of operations and decisions regarding our strategic growth initiatives, market position, and product development. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: the COVID-19 pandemic, including the impact of any worsening of the pandemic, or the emergence of new variants of the virus, on our financial condition or results of operations, and any future global health crises, and the related social, regulatory, and economic impacts and the response thereto by the Company, our employees, our customers, and national, state, or local governments; a continued deterioration in the prices of oil and natural gas and the related impact on the upstream and midstream energy markets, which could result in further cost mitigation actions, including additional shutdowns or furlough periods; a continuation or worsening of the adverse economic conditions in the markets we serve, whether as a result of the current COVID-19 pandemic, including its impact on travel and demand for oil and gas, the continued deterioration in the prices for oil and gas, governmental travel restrictions, project delays, and budget shortfalls, or otherwise; volatility in the global capital markets, including interest rate fluctuations, which could adversely affect our ability to access the capital markets on terms that are favorable to us; restrictions on our ability to draw on our credit agreement, including as a result of any future inability to comply with restrictive covenants contained therein; a continuing decrease in freight or transit rail traffic, including as a result of the COVID-19 pandemic; environmental matters, including any costs associated with any remediation and monitoring; the risk of doing business in international markets, including compliance with anti-corruption and bribery laws, foreign currency fluctuations and inflation, and trade restrictions or embargoes; our ability to effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses or to divest businesses, such as the 2020 disposition of the IOS Test and Inspection Services business and acquisition of LarKen Precast, LLC, and to realize anticipated benefits; costs of and impacts associated with shareholder activism; continued customer restrictions regarding the on-site presence of third party providers due to the COVID-19 pandemic; the timeliness and availability of materials from our major suppliers, including any continuation or worsening of the disruptions in the supply chain experienced as a result of the COVID-19 pandemic, as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers’ concerns about conflict minerals; labor disputes; cyber-security risks such as data security breaches, malware, ransomware, “hacking,” and identity theft, including as experienced in 2020, which could disrupt our business and may result in misuse or misappropriation of confidential or proprietary information, and could result in the significant disruption or damage to our systems, increased costs and losses, or an adverse effect to our reputation; the effectiveness of our continued implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of any new credit agreement, and reforms regarding the use of LIBOR as a benchmark for establishing applicable interest rates; the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact taxes; domestic and foreign government regulations, including tariffs; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; a lack of state or federal funding for new infrastructure projects; an increase in manufacturing or material costs; the loss of future revenues from current customers; and risks inherent in litigation and the outcome of litigation and product warranty claims. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2020, or as updated and/or amended by our other current or periodic filings with the Securities and Exchange Commission.
Investor Relations:
Stephanie Listwak
(412) 928-3417
investors@lbfoster.com
L.B. Foster Company
415 Holiday Drive
Suite 100
Pittsburgh, PA 15220